EXHIBIT 1.01

Conflict Minerals Report of ESCO Technologies Inc.
for Calendar Year 2018

This is the Conflict Minerals Report of ESCO Technologies Inc. (“ESCO”) for calendar year 2018, provided in accordance with Rule 13p-1 under the Securities Exchange Act of 1934 (the “Conflict Minerals Rule”). The Conflict Minerals Rule requires ESCO to perform certain procedures and disclose information about the use and origin of “Conflict Minerals” which are necessary to the functionality or production of products ESCO manufactures or contracts to have manufactured. “Conflict Minerals” are defined for purposes of the Conflict Minerals Rule as cassiterite, columbite-tantalite, wolframite, their respective derivatives tin, tantalum and tungsten, and gold.

ESCO Technologies is a global provider of highly engineered products and solutions to diverse and growing end-markets that include the aerospace, space, healthcare, wireless, consumer electronics, electric utility, and renewable energy industries. During 2018, ESCO conducted its business in four operating segments, through a number of wholly-owned direct and indirect subsidiaries. These segments, together with the significant domestic and foreign operating subsidiaries within each segment during 2018, were as follows; more complete information about the Company and its subsidiaries is provided on the Company’s website and in its latest Form 10-K filed with the Securities and Exchange Commission:

Filtration/Fluid Flow:
PTI Technologies Inc.
VACCO Industries
Crissair, Inc.
Westland Technologies, Inc.
Mayday Manufacturing Co.
Hi-Tech Metals, Inc.

RF Shielding and Test:
ETS-Lindgren Inc.

Utility Solutions Group:
Doble Engineering Company
Morgan Schaffer Ltd.
NRG Systems, Inc.
Manta Test Systems Inc.

Technical Packaging:
Thermoform Engineered Quality LLC
Plastique Limited

ESCO’s products require a wide variety of components and materials, and Conflict Minerals that are necessary to the functionality or production of ESCO’s products are common across its product portfolio. ESCO sources its components and subassemblies from a global supply base that includes distributors, value-added resellers, original equipment manufacturers and contract manufacturers.

ESCO’s Reasonable Country of Origin Inquiry

In accordance with the Conflict Minerals Rule, ESCO has performed a “reasonable country of origin inquiry” (“RCOI”) on Conflict Minerals in its supply chain to determine whether these Conflict Minerals were sourced from the Democratic Republic of Congo (“DRC”) or adjoining countries or were from recycled or scrap sources.

As a result of its RCOI process, ESCO has concluded in good faith that during 2018:

•	Conflict Minerals were necessary to the functionality or production of many of the products ESCO manufactured or contracted to have manufactured; and

•	ESCO was not able to reach a conclusion as to all sources of the Conflict Minerals necessary to the functionality or production of the products it manufactured or contracted to have manufactured.

Description of ESCO’s Due Diligence

ESCO designed and performed its due diligence measures to conform in all material respects with the Organisation for Economic Cooperation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas (the “OECD Guidance”) and related Supplements for each of the Conflict Minerals.

ESCO’s due diligence measures were based on the OECD Guidance. Because ESCO is many steps removed from the mining of Conflict Minerals and does not purchase raw ore or unrefined Conflict Minerals, the due diligence included extensive communications with its suppliers. ESCO has focused its efforts since the second reporting year on its suppliers and contract manufacturers in an effort to continue to build Conflict Mineral awareness, assess the transparency of its supply chain and identify the smelters/refiners in its supply chain.

ESCO maintains a system of internal procedures and controls to identify and trace Conflict Minerals within its supply chain. A summary of ESCO’s activities, which are in line with the OECD Guidance, are outlined below.

Step 1: Establish strong company management systems

•	ESCO maintains a formal policy that reflects its desire to achieve a “DRC conflict free” determination over time.

•	ESCO maintains a governance model to oversee the implementation and ongoing management of its Conflict Minerals Compliance Program, including a Conflict Minerals Core Team with representatives from each significant subsidiary, led by its Assistant General Counsel, to develop policies, standards and processes that relate to the identification of Conflict Minerals risk in its supply chain. The Core Team solicits the participation of leadership from the various ESCO business units to maintain a governance structure which enables sustainable compliance and actively mitigates the risk of not meeting regulatory requirements. The Core Team is responsible for developing policies and standards as well as developing and maintaining a project charter, compliance project plan, communication strategy, awareness training, project status report, and standard retention policy.

•	ESCO maintains an annual process to evaluate parts and suppliers in its supply chain for potential Conflict Minerals risk, with some subsidiaries automating the data collection of this information. In alignment with the OECD Guidance, each of ESCO’s subsidiaries identifies and assesses the risks in its supply chain by conducting a risk-rated analysis of its products, parts, and suppliers.

•	Supplier agreements require suppliers to annually provide information on their use and source of Conflict Minerals.

•	ESCO continues to adapt its internal processes, procedures and systems to accommodate the capture, maintenance, retrieval and reporting of Conflict Minerals supplier and parts status, thereby improving transparency and the ability to certify its status in forthcoming years. ESCO annually provides compliance training for at-risk suppliers.

•	ESCO provides a feedback mechanism, managed by an ombudsman, on its website at www.escotechnologies.com which is available to all interested parties to provide information or voice their concerns regarding ESCO’s sourcing and use of Conflict Minerals in its products.

Step 2: Identify and assess risks in the supply chain

•	On an annual basis, ESCO performs due diligence to identify the parts within each of its subsidiary’s active bills of materials (“BOMs”) that are known or are likely to contain Conflict Minerals using a risk-based approach and to further identify the supplier(s) from who those parts are sourced.

•	ESCO requests that its suppliers complete a survey at the part level, providing information found on the Responsible Minerals Initiative’s (RMI) Conflict Minerals Reporting Template (CMRT).

•	ESCO reviews survey responses received from suppliers for completeness, validates for sufficiency and follows up with any supplier that did not complete the survey, through an intensive outreach program including emails and telephone calls.

•	ESCO reviews aggregated supplier survey responses and reports key RCOI metrics as part of bi-weekly Conflict Minerals reporting.

•	ESCO conducts a review of summary smelter information to determine if each smelter was certified as conformant or if supporting information presents a “red flag” as defined by the OECD Guidance, such as sourcing from a non-conformant smelter in the DRC or surrounding countries.

•	ESCO disseminates the summary due diligence results and corresponding smelters to customer-facing personnel who in turn respond to customer inquiries in the form of subsidiary company level CMRT.

Step 3: Design and implement a strategy to respond to identified risks

•	Annually, ESCO completes an OECD Gap Analysis at the conclusion of its due diligence and provides a summary of the identified risks and gaps to senior management with recommended action plans to reduce risks and close gaps.

•	ESCO maintains a risk mitigation strategy with the goal of systematically reducing the extent of exposure to Conflict Minerals risks and the likelihood of their occurrence.

•	Conflict mineral reporting requirements are being integrated into ESCO’s broader internal control procedures.

•	ESCO continues to integrate its policies, procedures and systems modifications in a systematic and deliberate manner that will make them integral to ESCO’s business and establish the capability to routinely obtain, maintain, and retrieve the key data required to demonstrate reasonable efforts for compliance for both regulatory requirements and customer inquiries.

•	ESCO’s subsidiaries continue to make progress in integrating conflict minerals into ERP systems to include Conflict Minerals Status as a field within the master part list to identify the Conflict Mineral status including Conformant, Non-Conformant, Undeterminable or Out of Scope.

•	As ESCO reviews supplier responses to the RCOI, any risks identified will be evaluated, and opportunities to mitigate risks will be addressed.

•	ESCO will address unresponsive suppliers and determine options for corrective actions. ESCO subsidiaries continue to assertively outreach to unresponsive suppliers.

•	Additional fact finding, risk assessments, and changes in circumstances will take place as part of ESCO’s annual review of its Conflict Minerals compliance program.

Step 4: Carry out independent third-party audit of smelters’/refiners’ due diligence practices

•	ESCO cooperates and participates with industry associations to enhance transparency and traceability in the supply chain and supports independent third-party audits of smelters’/refiners’ due diligence by independent industry associations who perform these audits.

•	Given the nature of ESCO’s businesses, their positions in the supply chain, the associated cost, and the current lack of transparency in the supply chain, ESCO is not in a position to audit smelters/refiners directly.

Step 5: Report annually on supply chain due diligence

•	ESCO performs due diligence on its conflict minerals supply chain annually, maintains a process to summarize, review, and approve compliance results and completion of the Form SD and the Conflict Minerals Report and assure timely filing of these documents with the SEC.

Continuous Improvement of Supply Chain Due Diligence

ESCO will continue to improve its due diligence efforts through increasingly focused efforts including (but not limited to):

•	Encourage its subsidiaries to automate the front end (risk identification) process of identifying parts and suppliers engaged during the reporting year, as well as the storage and dissemination of results for the back end (customer reporting) process.

•	Continue to require suppliers to identify the 3TG contained in the products they supply and when requested on an annual basis, to provide current, accurate and complete information on the smelters and refiners used in the manufacture of parts supplied to ESCO.

•	In an effort to improve supplier response rates for parts purchased from third party distributors, ESCO will strive to identify and survey the manufacturer of parts.

•	ESCO will continue to integrate newly acquired subsidiaries into the ESCO Conflict Minerals program and ensure that all new subsidiaries perform the required risk identification and due diligence to identify the smelters in their supply chain.

Determination

Based on the process described above, ESCO received responses from 815 direct material suppliers, representing 71% of total suppliers surveyed and 80% of the active parts surveyed that were used in its 2018 manufactured goods.

Based on the information provided by ESCO’s suppliers utilized during 2018, ESCO believes that the facilities that may have been used to process 3TGs in ESCO’s products include the smelters and refiners listed in Appendix I, starting on page 6. The supplier responses included Conformant, Active and Unknown smelters, but based on the absence of reliable information on the Unknown smelters, only the Conformant and Active smelters have been included.

Based on the due diligence efforts and the absence of full supply chain visibility throughout the supply base, ESCO is unable to determine the source of origin of the conflict minerals and does not have sufficient information to conclusively determine the countries of origin of 3TGs contained in ESCO’s products.

APPENDIX I

Smelter Identification	Metal	Smelter Name	Smelter Country	Subsidiary
CID002708	Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	Known
CID000015	Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	Conformant
CID003185	Gold	African Gold Refinery	UGANDA	Known
CID000019	Gold	Aida Chemical Industries Co., Ltd.	JAPAN	Conformant
CID002560	Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES	Conformant
CID000035	Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Conformant
CID000041	Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Conformant
CID000058	Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Conformant
CID000077	Gold	Argor-Heraeus S.A.	SWITZERLAND	Conformant
CID000082	Gold	Asahi Pretec Corp.	JAPAN	Conformant
CID000924	Gold	Asahi Refining Canada Ltd.	CANADA	Conformant
CID000920	Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Conformant
CID000090	Gold	Asaka Riken Co., Ltd.	JAPAN	Conformant
CID000103	Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Known
CID002850	Gold	AU Traders and Refiners	SOUTH AFRICA	Conformant
CID000113	Gold	Aurubis AG	GERMANY	Conformant
CID002863	Gold	Bangalore Refinery	INDIA	Active
CID000128	Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Conformant
CID000157	Gold	Boliden AB	SWEDEN	Conformant
CID000176	Gold	C. Hafner GmbH + Co. KG	GERMANY	Conformant
CID000180	Gold	Caridad	MEXICO	Known
CID000185	Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Conformant
CID000189	Gold	Cendres + Metaux S.A.	SWITZERLAND	Conformant
CID000233	Gold	Chimet S.p.A.	ITALY	Conformant
CID000264	Gold	Chugai Mining	JAPAN	Active
CID000328	Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	Conformant
CID000343	Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	Known
CID002867	Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	Known
CID000362	Gold	DODUCO Contacts and Refining GmbH	GERMANY	Conformant
CID000401	Gold	Dowa	JAPAN	Conformant
CID003195	Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF	Active
CID000359	Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Conformant
CID000425	Gold	Eco-System Recycling Co., Ltd.	JAPAN	Conformant
CID001322	Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA	Known
CID002561	Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	Conformant
CID002515	Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	Known
CID002852	Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	Known
CID002459	Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	Conformant
CID002243	Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Conformant

Smelter Identification	Metal	Smelter Name	Smelter Country	Subsidiary
CID001909	Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Known
CID002312	Gold	Guangdong Jinding Gold Limited	CHINA	Known
CID000651	Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Known
CID000671	Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Known
CID000689	Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF	Conformant
CID000694	Gold	Heimerle + Meule GmbH	GERMANY	Conformant
CID000707	Gold	Heraeus Metals Hong Kong Ltd.	CHINA	Conformant
CID000711	Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Conformant
CID000767	Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	Known
CID000773	Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	Known
CID000778	Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	Known
CID000801	Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Conformant
CID000807	Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Conformant
CID000814	Gold	Istanbul Gold Refinery	TURKEY	Conformant
CID002765	Gold	Italpreziosi	ITALY	Conformant
CID000823	Gold	Japan Mint	JAPAN	Conformant
CID000855	Gold	Jiangxi Copper Co., Ltd.	CHINA	Conformant
CID000927	Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Known
CID000929	Gold	JSC Uralelectromed	RUSSIAN FEDERATION	Conformant
CID000937	Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Conformant
CID002563	Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	Known
CID000956	Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	Known
CID000957	Gold	Kazzinc	KAZAKHSTAN	Conformant
CID000969	Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Conformant
CID002511	Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	Active
CID000981	Gold	Kojima Chemicals Co., Ltd.	JAPAN	Conformant
CID002605	Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	Conformant
CID001029	Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	Conformant
CID002865	Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	Known
CID001032	Gold	L'azurde Company For Jewelry	SAUDI ARABIA	Known
CID001056	Gold	Lingbao Gold Co., Ltd.	CHINA	Known
CID001058	Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Known
CID002762	Gold	L'Orfebre S.A.	ANDORRA	Conformant
CID001078	Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Conformant
CID001093	Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Known
CID002606	Gold	Marsam Metals	BRAZIL	Conformant
CID001113	Gold	Materion	UNITED STATES OF AMERICA	Conformant
CID001119	Gold	Matsuda Sangyo Co., Ltd.	JAPAN	Conformant
CID001149	Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	Conformant
CID001152	Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Conformant
CID001147	Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	Conformant

Smelter Identification	Metal	Smelter Name	Smelter Country	Subsidiary
CID001153	Gold	Metalor Technologies S.A.	SWITZERLAND	Conformant
CID001157	Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Conformant
CID001161	Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Conformant
CID001188	Gold	Mitsubishi Materials Corporation	JAPAN	Conformant
CID001193	Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
CID002509	Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	Conformant
CID002857	Gold	Modeltech Sdn Bhd	MALAYSIA	Known
CID002282	Gold	Morris and Watson	NEW ZEALAND	Known
CID002866	Gold	Morris and Watson Gold Coast	AUSTRALIA	Known
CID001204	Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Conformant
CID001220	Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Conformant
CID001236	Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Known
CID003189	Gold	NH Recytech Company	KOREA, REPUBLIC OF	Active
CID001259	Gold	Nihon Material Co., Ltd.	JAPAN	Conformant
CID002779	Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Conformant
CID001325	Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Conformant
CID001326	Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Conformant
CID000493	Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	Conformant
CID001352	Gold	PAMP S.A.	SWITZERLAND	Conformant
CID002872	Gold	Pease & Curren	UNITED STATES OF AMERICA	Known
CID001362	Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	Known
CID002919	Gold	Planta Recuperadora de Metales SpA	CHILE	Conformant
CID001386	Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Conformant
CID001397	Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Conformant
CID001498	Gold	PX Precinox S.A.	SWITZERLAND	Conformant
CID003324	Gold	QG Refining, LLC	UNITED STATES OF AMERICA	Known
CID001512	Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Conformant
CID000522	Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	Known
CID002582	Gold	Remondis Argentia B.V.	NETHERLANDS	Conformant
CID002510	Gold	Republic Metals Corporation	UNITED STATES OF AMERICA	Conformant
CID001534	Gold	Royal Canadian Mint	CANADA	Conformant
CID002761	Gold	SAAMP	FRANCE	Conformant
CID001546	Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	Known
CID002973	Gold	Safimet S.p.A	ITALY	Conformant
CID002290	Gold	SAFINA A.S.	CZECH REPUBLIC	Known
CID002853	Gold	Sai Refinery	INDIA	Known
CID001555	Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	Conformant
CID001562	Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	Known
CID002777	Gold	SAXONIA Edelmetalle GmbH	GERMANY	Conformant
CID001573	Gold	Schone Edelmetaal B.V.	NETHERLANDS	Known
CID001585	Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	Conformant

Smelter Identification	Metal	Smelter Name	Smelter Country	Subsidiary
CID001619	Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	Known
CID001622	Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Conformant
CID001736	Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Conformant
CID002516	Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
CID001756	Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Conformant
CID001761	Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Conformant
CID003153	Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	Known
CID002567	Gold	Sudan Gold Refinery	SUDAN	Known
CID001798	Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Conformant
CID002918	Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	Conformant
CID002580	Gold	T.C.A S.p.A	ITALY	Conformant
CID001875	Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Conformant
CID001916	Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Conformant
CID001938	Gold	Tokuriki Honten Co., Ltd.	JAPAN	Conformant
CID001947	Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Known
CID002587	Gold	Tony Goetz NV	BELGIUM	Known
CID002615	Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	Known
CID001955	Gold	Torecom	KOREA, REPUBLIC OF	Conformant
CID001977	Gold	Umicore Brasil Ltda.	BRAZIL	Conformant
CID002314	Gold	Umicore Precious Metals Thailand	THAILAND	Conformant
CID001980	Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Conformant
CID001993	Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Conformant
CID002854	Gold	Universal Precious Metals Refining Zambia	ZAMBIA	Known
CID002003	Gold	Valcambi S.A.	SWITZERLAND	Conformant
CID002030	Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Conformant
CID002778	Gold	WIELAND Edelmetalle GmbH	GERMANY	Conformant
CID002100	Gold	Yamakin Co., Ltd.	JAPAN	Conformant
CID002129	Gold	Yokohama Metal Co., Ltd.	JAPAN	Conformant
CID000197	Gold	Yunnan Copper Industry Co., Ltd.	CHINA	Known
CID002224	Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Conformant
CID000092	Tantalum	Asaka Riken Co., Ltd.	JAPAN	Conformant
CID000211	Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Conformant
CID002504	Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	Conformant
CID000410	Tantalum	Duoluoshan	CHINA	Known
CID000456	Tantalum	Exotech Inc.	UNITED STATES OF AMERICA	Conformant
CID000460	Tantalum	F&X Electro-Materials Ltd.	CHINA	Conformant
CID002505	Tantalum	FIR Metals & Resource Ltd.	CHINA	Conformant
CID002558	Tantalum	Global Advanced Metals Aizu	JAPAN	Conformant
CID002557	Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Conformant
CID000291	Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	Conformant

Smelter Identification	Metal	Smelter Name	Smelter Country	Subsidiary
CID000616	Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Conformant
CID002544	Tantalum	H.C. Starck Co., Ltd.	THAILAND	Conformant
CID002547	Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	Conformant
CID002548	Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA	Conformant
CID002549	Tantalum	H.C. Starck Ltd.	JAPAN	Conformant
CID002550	Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Conformant
CID002545	Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY	Conformant
CID002492	Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Conformant
CID002512	Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Conformant
CID002842	Tantalum	Jiangxi Tuohong New Raw Material	CHINA	Conformant
CID003191	Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA	Conformant
CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Conformant
CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	Conformant
CID002506	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Conformant
CID002539	Tantalum	KEMET Blue Metals	MEXICO	Conformant
CID002568	Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA	Conformant
CID001076	Tantalum	LSM Brasil S.A.	BRAZIL	Conformant
CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	Conformant
CID001175	Tantalum	Mineracao Taboca S.A.	BRAZIL	Conformant
CID001192	Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Conformant
CID001200	Tantalum	NPM Silmet AS	ESTONIA	Conformant
CID002847	Tantalum	Power Resources Ltd.	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF	Conformant
CID001508	Tantalum	QuantumClean	UNITED STATES OF AMERICA	Conformant
CID002707	Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
CID001522	Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Conformant
CID001769	Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Conformant
CID001869	Tantalum	Taki Chemical Co., Ltd.	JAPAN	Conformant
CID001891	Tantalum	Telex Metals	UNITED STATES OF AMERICA	Conformant
CID001969	Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Conformant
CID002508	Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Conformant
CID002307	Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	Known
CID000292	Tin	Alpha	UNITED STATES OF AMERICA	Conformant
CID002703	Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	Known
CID000228	Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Conformant
CID003190	Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	Conformant
CID001070	Tin	China Tin Group Co., Ltd.	CHINA	Conformant
CID000278	Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Known
CID002570	Tin	CV Ayi Jaya	INDONESIA	Conformant
CID002592	Tin	CV Dua Sekawan	INDONESIA	Conformant
CID000306	Tin	CV Gita Pesona	INDONESIA	Conformant

Smelter Identification	Metal	Smelter Name	Smelter Country	Subsidiary
CID002593	Tin	CV Tiga Sekawan	INDONESIA	Conformant
CID000315	Tin	CV United Smelting	INDONESIA	Conformant
CID000315	Tin	CV United Smelting	INDONESIA	Conformant
CID002455	Tin	CV Venus Inti Perkasa	INDONESIA	Conformant
CID000402	Tin	Dowa	JAPAN	Conformant
CID002572	Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Known
CID000438	Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
CID000448	Tin	Estanho de Rondonia S.A.	BRAZIL	Known
CID000468	Tin	Fenix Metals	POLAND	Conformant
CID002848	Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA	Conformant
CID002859	Tin	Gejiu Jinye Mineral Company	CHINA	Conformant
CID000942	Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Conformant
CID000538	Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Conformant
CID001908	Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Conformant
CID000555	Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Active
CID003116	Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Conformant
CID002849	Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	Conformant
CID002844	Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Conformant
CID000760	Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	Conformant
CID000244	Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	Conformant
CID001231	Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	Conformant
CID002468	Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Conformant
CID001105	Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Conformant
CID001105	Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Conformant
CID002500	Tin	Melt Metais e Ligas S.A.	BRAZIL	Conformant
CID001142	Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	Conformant
CID002773	Tin	Metallo Belgium N.V.	BELGIUM	Conformant
CID002774	Tin	Metallo Spain S.L.U.	SPAIN	Conformant
CID001173	Tin	Mineracao Taboca S.A.	BRAZIL	Conformant
CID001182	Tin	Minsur	PERU	Conformant
CID001182	Tin	Minsur	PERU	Conformant
CID001191	Tin	Mitsubishi Materials Corporation	JAPAN	Conformant
CID002858	Tin	Modeltech Sdn Bhd	MALAYSIA	Conformant
CID002573	Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Known
CID001314	Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Conformant
CID002517	Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Conformant
CID001337	Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
CID001337	Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
CID003208	Tin	Pongpipat Company Limited	MYANMAR	Known
CID000309	Tin	PT Aries Kencana Sejahtera	INDONESIA	Conformant

Smelter Identification	Metal	Smelter Name	Smelter Country	Subsidiary
CID001399	Tin	PT Artha Cipta Langgeng	INDONESIA	Conformant
CID002503	Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Conformant
CID002503	Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Conformant
CID001402	Tin	PT Babel Inti Perkasa	INDONESIA	Conformant
CID002776	Tin	PT Bangka Prima Tin	INDONESIA	Conformant
CID002776	Tin	PT Bangka Prima Tin	INDONESIA	Conformant
CID003205	Tin	PT Bangka Serumpun	INDONESIA	Conformant
CID001419	Tin	PT Bangka Tin Industry	INDONESIA	Conformant
CID001421	Tin	PT Belitung Industri Sejahtera	INDONESIA	Conformant
CID001428	Tin	PT Bukit Timah	INDONESIA	Conformant
CID001434	Tin	PT DS Jaya Abadi	INDONESIA	Conformant
CID001438	Tin	PT Eunindo Usaha Mandiri	INDONESIA	Conformant
CID002530	Tin	PT Inti Stania Prima	INDONESIA	Conformant
CID001448	Tin	PT Karimun Mining	INDONESIA	Conformant
CID002829	Tin	PT Kijang Jaya Mandiri	INDONESIA	Conformant
CID002870	Tin	PT Lautan Harmonis Sejahtera	INDONESIA	Conformant
CID002870	Tin	PT Lautan Harmonis Sejahtera	INDONESIA	Conformant
CID002835	Tin	PT Menara Cipta Mulia	INDONESIA	Conformant
CID001453	Tin	PT Mitra Stania Prima	INDONESIA	Conformant
CID001457	Tin	PT Panca Mega Persada	INDONESIA	Conformant
CID000313	Tin	PT Premium Tin Indonesia	INDONESIA	Conformant
CID001458	Tin	PT Prima Timah Utama	INDONESIA	Conformant
CID001460	Tin	PT Refined Bangka Tin	INDONESIA	Conformant
CID001463	Tin	PT Sariwiguna Binasentosa	INDONESIA	Conformant
CID001468	Tin	PT Stanindo Inti Perkasa	INDONESIA	Conformant
CID002816	Tin	PT Sukses Inti Makmur	INDONESIA	Conformant
CID001471	Tin	PT Sumber Jaya Indah	INDONESIA	Conformant
CID001477	Tin	PT Timah (Persero) Tbk Kundur	INDONESIA	Conformant
CID001477	Tin	PT Timah (Persero) Tbk Kundur	INDONESIA	Conformant
CID001482	Tin	PT Timah (Persero) Tbk Mentok	INDONESIA	Conformant
CID001490	Tin	PT Tinindo Inter Nusa	INDONESIA	Conformant
CID001490	Tin	PT Tinindo Inter Nusa	INDONESIA	Conformant
CID001493	Tin	PT Tommy Utama	INDONESIA	Conformant
CID002706	Tin	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
CID001539	Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Conformant
CID001758	Tin	Soft Metais Ltda.	BRAZIL	Conformant
CID002756	Tin	Super Ligas	BRAZIL	Known
CID001898	Tin	Thaisarco	THAILAND	Conformant
CID003325	Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	Active
CID002574	Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Known
CID002036	Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Conformant

Smelter Identification	Metal	Smelter Name	Smelter Country	Subsidiary
CID002036	Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL	Conformant
CID002158	Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Conformant
CID002180	Tin	Yunnan Tin Company Limited	CHINA	Conformant
CID000004	Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN	Conformant
CID002833	Tungsten	ACL Metais Eireli	BRAZIL	Conformant
CID002502	Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	Conformant
CID002513	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Conformant
CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Conformant
CID000499	Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	Conformant
CID002645	Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	Conformant
CID000875	Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Conformant
CID002315	Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Conformant
CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Conformant
CID002536	Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	Known
CID000568	Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	Conformant
CID000218	Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Conformant
CID002542	Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Conformant
CID002541	Tungsten	H.C. Starck Tungsten GmbH	GERMANY	Conformant
CID000766	Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	Conformant
CID002579	Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	Conformant
CID000769	Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Conformant
CID003182	Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA	Known
CID002649	Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	Conformant
CID000825	Tungsten	Japan New Metals Co., Ltd.	JAPAN	Conformant
CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Conformant
CID002647	Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	Known
CID002321	Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Conformant
CID002313	Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Known
CID002318	Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Conformant
CID002317	Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Conformant
CID002535	Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	Known
CID002316	Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Conformant
CID000966	Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	Conformant
CID000105	Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	Conformant
CID002319	Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Conformant
CID002845	Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	Conformant
CID002589	Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	Conformant
CID002543	Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	Conformant
CID002827	Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Conformant
CID002815	Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	Conformant

Smelter Identification	Metal	Smelter Name	Smelter Country	Subsidiary
CID001889	Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	Conformant
CID002724	Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	Conformant
CID002011	Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	Conformant
CID002044	Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	Conformant
CID002843	Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	Conformant
CID002320	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Conformant
CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	Conformant
CID002830	Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Conformant
CID002095	Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	Conformant

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